Ordinary dividends	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Ordinary dividends
9.	Ordinary dividends
The Board has recommended an interim dividend of 10.0p (2019: 22.7p) per ordinary share.
This is expected to be paid on 6 November 2020 to shareholders on the register at 9 October 2020.
In March 2020, we announced the Board’s decision to suspend the 2019 final dividend of
 37.3p

per share to protect liquidity in light of the threat to liquidity and cash flow from the C
OVID
-19 impact. The Board has now decided to cancel this dividend to contribute towards lower leverage
.